UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2013

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2013 / Unaudited

	Shares	Value
Common Stocks–97.8%
Consumer Discretionary–9.6%
Hotels, Restaurants & Leisure–1.5%
McDonald’s Corp.	381,520	$36,355,041
Yum! Brands, Inc.	530,230	34,433,136

		70,788,177
Media–2.8%
Time Warner Cable, Inc.	711,810	63,593,105
Walt Disney Co. (The)	1,360,780	73,318,826

		136,911,931
Specialty Retail–2.0%
Limited Brands, Inc.	698,120	33,523,722
Tiffany & Co.	974,680	64,085,210

		97,608,932
Textiles, Apparel & Luxury Goods–3.3%
Coach, Inc.	984,090	50,188,590
Nike, Inc., Cl. B	908,400	49,099,020
Ralph Lauren Corp., Cl. A	373,990	62,261,855

		161,549,465
Consumer Staples–9.0%
Beverages–3.3%
Anheuser-Busch InBev NV, Sponsored ADR	464,310	41,137,866
Brown-Forman Corp., Cl. B	687,575	44,486,102
Coca-Cola Co. (The)	2,088,940	77,792,126

		163,416,094
Food & Staples Retailing–1.2%
Costco Wholesale Corp.	575,340	58,880,296
Food Products–0.8%
Nestle SA, Sponsored ADR	556,520	39,134,486
Household Products–1.2%
Colgate-Palmolive Co.	527,690	56,658,075
Personal Products–0.9%
Estee Lauder Cos., Inc. (The), Cl. A	744,830	45,382,492
Tobacco–1.6%
Philip Morris International, Inc.	891,188	78,567,134
Energy–11.4%
Energy Equipment & Services–3.7%
Ensco plc, Cl. A	946,920	60,195,704
National Oilwell Varco, Inc.	689,760	51,138,806
Schlumberger Ltd.	772,490	60,292,845

		171,627,355
Oil, Gas & Consumable Fuels–7.7%
Chevron Corp.	534,210	61,514,282
EOG Resources, Inc.	291,010	36,370,430
Exxon Mobil Corp.	648,145	58,313,606
Noble Energy, Inc.	673,360	72,581,474
Phillips 66	1,485,500	89,976,735
Royal Dutch Shell plc, Cl. A, ADR	682,770	48,148,940

		366,905,467
Financials–16.3%
Capital Markets–5.4%
Goldman Sachs Group, Inc. (The)	505,000	74,669,300
Invesco Ltd.	2,732,120	74,450,270
Northern Trust Corp.	1,177,620	60,612,101
T. Rowe Price Group, Inc.	698,460	49,904,967

		259,636,638
Commercial Banks–4.1%
U.S. Bancorp	2,486,270	82,295,537
Wells Fargo & Co.	3,320,020	115,636,297

		197,931,834
Consumer Finance–1.9%
American Express Co.	1,588,820	93,438,504
Diversified Financial Services–2.6%
JPMorgan Chase & Co.	2,678,520	126,024,366
Insurance–2.3%
Chubb Corp. (The)	788,880	63,354,953
Marsh & McLennan Cos., Inc.	1,301,170	46,165,512

		109,520,465
Health Care–13.0%
Health Care Equipment & Supplies–2.5%
Baxter International, Inc.	735,580	49,901,747
Covidien plc	1,187,870	74,051,816

		123,953,563
Pharmaceuticals–10.5%
Allergan, Inc.	736,100	77,297,861
Bristol-Myers Squibb Co.	2,780,180	100,475,705
Eli Lilly & Co.	445,810	23,935,539
Johnson & Johnson	686,250	50,727,600
Novo Nordisk AS, Sponsored ADR	433,610	79,936,004
Pfizer, Inc.	3,396,420	92,654,338
Roche Holding AG	348,867	77,206,542

		502,233,589
Industrials–11.3%
Aerospace & Defense–3.7%
Boeing Co. (The)	767,730	56,712,215
Honeywell International, Inc.	1,092,620	74,560,389
United Technologies Corp.	567,211	49,670,667

		180,943,271
Commercial Services & Supplies–1.6%
ADT Corp. (The)	742,745	35,280,387
Tyco International Ltd.	1,474,550	44,575,647

		79,856,034

1	Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Electrical Equipment–1.0%
Eaton Corp. plc	863,070	$49,151,837
Industrial Conglomerates–1.0%
General Electric Co.	2,097,930	46,741,880
Machinery–0.5%
Cummins, Inc.	211,710	24,310,659
Road & Rail–3.1%
J.B. Hunt Transport Services, Inc.	408,900	27,506,703
Kansas City Southern	697,620	64,955,398
Union Pacific Corp.	455,330	59,857,682

		152,319,783
Trading Companies & Distributors–0.4%
W.W. Grainger, Inc.	98,590	21,474,874
Information Technology–20.2%
Communications Equipment–4.0%
Cisco Systems, Inc.	3,570,710	73,449,505
QUALCOMM, Inc.	1,855,810	122,539,134

		195,988,639
Computers & Peripherals–2.3%
Apple, Inc.	244,470	111,309,636
Electronic Equipment, Instruments, & Components–0.5%
Corning, Inc.	1,930,960	23,171,520
IT Services–4.1%
Accenture plc, Cl. A	816,140	58,672,305
International Business Machines Corp.	517,810	105,151,677
Visa, Inc., Cl. A	207,270	32,730,006

		196,553,988
Semiconductors & Semiconductor Equipment–5.2%
Analog Devices, Inc.	863,620	37,688,377
Avago Technologies Ltd.	1,764,590	63,119,384
Broadcom Corp., Cl. A	1,998,910	64,864,629
Intel Corp.	1,030,730	21,686,559
Texas Instruments, Inc.	1,832,140	60,607,191

		247,966,140
Software–4.1%
Intuit, Inc.	967,710	60,365,750
Microsoft Corp.	1,553,370	42,671,074
Oracle Corp.	2,540,140	90,200,371

		193,237,195
Materials–4.1%
Chemicals–4.1%
Ecolab, Inc.	694,890	50,310,036
Monsanto Co.	514,860	52,181,061
Mosaic Co. (The)	773,290	47,364,013
PPG Industries, Inc.	346,740	47,805,044

		197,660,154
Telecommunication Services–1.4%
Diversified Telecommunication Services–1.4%
AT&T, Inc.	1,247,690	43,407,135
Verizon Communications, Inc.	565,880	24,678,027

		68,085,162
Utilities–1.5%
Electric Utilities–1.5%
NextEra Energy, Inc.	643,920	46,394,436
Xcel Energy, Inc.	837,040	23,252,971

		69,647,407

Total Common Stocks (Cost $3,992,669,352)		4,718,587,042
Investment Company–1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,2] (Cost $88,192,431)	88,192,431	88,192,431
Total Investments, at Value (Cost $4,080,861,783)	99.6%	4,806,779,473
Assets in Excess of Other Liabilities	0.4	19,171,616

Net Assets	100.0%	$4,825,951,089

2	Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares January 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	77,816,550	205,356,678	194,980,797	88,192,431

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$88,192,431	$13,580

2.	Rate shown is the 7-day yield as of January 31, 2013.

Spot Currency Exchange Contracts as of January 31, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Date	Value	Unrealized Depreciation
Deutsche Bank Securities Inc.
Swiss Franc (CHF)	Sell	762 CHF	2/1/13	$836,800	$10,453

3	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on

4	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those

5	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$466,858,505	$—	$—	$466,858,505
Consumer Staples	442,038,577	—	—	442,038,577
Energy	538,532,822	—	—	538,532,822
Financials	786,551,807	—	—	786,551,807
Health Care	626,187,152	—	—	626,187,152
Industrials	554,798,338	—	—	554,798,338

6	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Information Technology	968,227,118	—	—	968,227,118
Materials	197,660,154	—	—	197,660,154
Telecommunication Services	68,085,162	—	—	68,085,162
Utilities	69,647,407	—	—	69,647,407
Investment Company	88,192,431	—	—	88,192,431

Total Assets	$4,806,779,473	$—	$—	$4,806,779,473

Liabilities Table
Other Financial Instruments:
Foreign exchange currency contract	$—	$(10,453)	$—	$(10,453)

Total Liabilities	$—	$(10,453)	$—	$(10,453)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There are no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

7	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

8	Oppenheimer Rising Dividends Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended January 31, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $37,927.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,089,924,753

Gross unrealized appreciation	$764,554,693
Gross unrealized depreciation	(47,699,973)

Net unrealized appreciation	$716,854,720

9	Oppenheimer Rising Dividends Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/14/2013